[GRAPHIC OMITTED]
                            CUSTOM CONTENT AGREEMENT
--------------------------------------------------------------------------------
AGREEMENT TO PURCHASE. This Agreement is entered into as of January 19, 2000 by ScreamingMedia.com, Inc. ("Company" or "we") and The ("Client" or "you"). We hereby agree to sell and you agree to purchase the custom-tailored news and information identified on Schedule A attached hereto ("Custom Content"). Client agrees to pay Company the fees and Company agrees to deliver the Custom Content to the Client's web site (the "web site") as set forth in Schedule A hereto. Client may order additional Custom Content from time to time by executing one or more supplemental purchase agreements that will reference this Master Agreement.

LIMITED SOFTWARE LICENSE. We hereby grant you a non-exclusive, non-transferable license during the term of this Agreement to use the Company's SiteWare(R) software for the purposes set forth herein. Client's use of SiteWare(R) shall be limited to internal use in connection with the publication and display of the Custom Content on Client's Web Site.

COMPANY'S OBLIGATIONS. We will design and build one or more custom filters and deliver a copy of SiteWare(R) to you within seven (7) business days of receiving your completed technical questionnaire. Company warrants that it maintains the necessary licenses, rights, and powers to distribute the Custom Content as set forth in this agreement. We will correct any interruption to the Custom Content service within one business day of receiving notification from you of such interruption, unless such interruption is precipitated by a Force Majeure as set forth herein. We will promptly notify you of any known material errors, inaccuracies, or omissions in the Custom Content and provide you with appropriate corrections thereto as promptly as possible.

CLIENT'S OBLIGATIONS. You will use best efforts to fulfill each of the obligations outlined in Schedule A hereto. You will promptly notify us of any known material errors, inaccuracies, or omissions in the Custom Content that come to your attention and upon your receipt from us of any corrections to the Custom Content, promptly implement such corrections on your Web Site.

TERM. The initial term of this Agreement (the "Initial Term") shall commence on the date set forth above and extend for twelve (12) months from the first day of the calendar month immediately following the date on which the Custom Content service is scheduled to begin, as set forth in Schedule A (the "Start-Up Date"). The Initial Term (and any subsequent terms) shall automatically renew for additional terms of one year unless either party gives the other written notice of termination not less than thirty (30) days prior to the end of the then-current term.

TERMINATION. This Master Agreement and any supplemental purchase agreements (collectively, the "Agreement") shall remain in force until terminated. You may terminate the Agreement during the Initial Term at any time after ninety (90) days beyond the Start-Up Date by providing us with ninety (90) days prior written notice.

OWNERSHIP AND COPYRIGHT. You may only display the Custom Content to which you have subscribed and you may only display such Custom Content on your Web Site. You may not edit or alter the Custom Content in any manner or create any derivative works therefrom. You acknowledge that the Custom Content contains material that is protected by copyright, trademark, or other proprietary rights of and owned by our third party content providers (the "Content Providers"). You acknowledge that ScreamingMedia and the Content Providers retain all right, title and interest, including copyright in all material included in the Custom Content. You agree to comply with all copyright notices, information or restrictions contained in any Custom Content. You may not copy, license, sell, resell, transfer, make available or otherwise distribute the Custom Content. You will use best efforts to stop any unauthorized copying or distribution of the Custom Content.

ARCHIVE RIGHTS. You may archive any item of Custom Content on the Web Site and/or database system for thirty (30) days after delivery of such item, at which time (i) your archive rights to such item will terminate and (ii) you shall delete such item from your Web Site and/or database system, including Internet, extranet and/or intranet locations.

WARRANTY. Company warrants that it maintains the necessary licenses, rights and powers to distribute the custom content as set forth herein. The delivery of the custom content is on an "as is" basis. ScreamingMedia and its content providers disclaim any and all warranties, including but not limited to the implied warranties of fitness and merchantability for a particular purpose, relating to this agreement, the service, the Custom Content or performance under this agreement.

LIMITATION OF LIABILITY. Neither ScreamingMedia nor its Content Providers shall be liable for any indirect, incidental, special or consequential damages, including lost profits, whether or not foreseeable, arising under this Agreement or performance under this Agreement, whether or not the company or the content providers had any knowledge, actual or constructive, that such damages might be incurred, based on breach of warranty, contract, negligence or strict liability, except that ScreamingMedia and the Content Providers will indemnify, defend, and hold harmless Client against any and all claims made against Client which have a basis in allegations of violation of copyright or intellectual property laws arising from Client's use of the custom content as herein described.

INDEMNIFICATION. We shall defend, indemnify and hold you harmless from and against any and all third party claims or actions resulting in liabilities and arising out of the licenses granted hereunder, including but not limited to claims against you for violation of intellectual property rights including trademark or copyright misappropriation or infringement. The foregoing indemnity shall not be applicable for any claim or action that arises from your negligence or misconduct.

MISCELLANEOUS. Neither party shall be liable for any delay or failure to perform under  this  Agreement  if caused  by  conditions  beyond  its  control  ("Force
Majeure")  but no such  event  shall  relieve  you of your  obligations  to make payment to ScreamingMedia.  The affected  performing party shall promptly notify the other  party of the nature and  anticipated  length of  continuance  of such
Force Majeure.  If such failure continues for more than one month,  either party may  terminate  this  agreement.  This  Agreement is governed by the laws of the
State of New York without regard to principles of conflicts of laws. The parties agree to submit to the  jurisdiction of the United States District Court for the
Southern  District  of New York in respect  of  litigation  arising  out of this
agreement,   waiving  all   affirmative   and  legal   defenses  in  respect  of
jurisdiction,  forum and venue. All notices under this Agreement must be made in writing  and sent via first  class mail,  facsimile  or e-mail as listed  below.
[Client]                                                                 [Company]  ScreamingMedia.com, Inc.
Signature:      /s/ Hans Nehme Signature:                                           /s/ Alan Ellman
                ---------------------------------------------------                 ------------------------------------------------
Name/Title:     President                                              Name/Title:  Alan Ellman / President
                ---------------------------------------------------                 ------------------------------------------------
Address:        5810 Christie Ave. Ste. 390                               Address:  601 W. 26th Street, 13th Floor
                Emeryville, CA 94608                                                New York, NY 10001 USA
                ---------------------------------------------------                 ------------------------------------------------
Fax:                                                                          Fax:  212.691.1483
                ---------------------------------------------------                 ------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
     ScreamingMedia.com, Inc. o 601 W. 26th Street, 13th Floor o New York, NY 10001 USA o 212.691.7900 o Fax 212.691.1483


                                                          [GRAPHIC OMITTED]
                                                      CUSTOM CONTENT AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
Email:          hnehme@vertica.com                                          Email:  legal@screamingmedia.net
                ---------------------------------------------------                 ------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
        ScreamingMedia.com, Inc. o 601 W. 26th Street, 13th Floor o New York, NY 10001 USA o 212.691.7900 o Fax 212.691.1483


                                                      [GRAPHIC OMITTED]
                                                         SCHEDULE A
----------------------------------------------------------------------------------------------------------------------------
CLIENT INFORMATION

Company:                           Vertica Software
                                   --------------------------------------------------------
Division:
                                   --------------------------------------------------------
Web Site URL that will
receive the Custom Content:
                                   --------------------------------------------------------
Full Billing Address:
                                   --------------------------------------------------------

                                   --------------------------------------------------------

CONTACT INFORMATION

                       Primary Contact               Billing Contact (if different)       Technical Contact (if different)
Name:          Hans Nehme                           Same                                  Erick Ahrens
               ---------------------------------    ----------------------------------    ----------------------------------
Title:         President                                                                  VP of R & D
               ---------------------------------    ----------------------------------    ----------------------------------
Phone:         510-595-3333
               ---------------------------------    ----------------------------------    ----------------------------------
Fax:
               ---------------------------------    ----------------------------------    ----------------------------------
Email:         hnehme@vertica.com
               ---------------------------------    ----------------------------------    ----------------------------------

SERVICE SET-UP

Number of Filters:                                     6 (2 FREE)
Custom Filter Set-Up Fee ($250/Filter):              $ 1000                       one-time fee
Client Set-Up Fee ($2,750 one-time fee):             $ 2500                       one-time fee
                                                     -----------------------------------------------------------------------
Total Set-Up Fee:                                    $ 3500                       one-time fee

CUSTOM CONTENT SERVICE

Monthly article limit:                               1050
Monthly Fee:                                         $3660
Price/article if monthly article limit is exceeded   3.85

                    13Th Month FREE. The client will be billed from former pricing  models,  if client chooses to publish 60 stories per day, client will have rights to 1550 stories at $4600 per month.

Special Notes:      The Terms in this Schedule A will expire 5 calendar days after January 19, 2000.
                    --------------------------------------------------------------------------------------------------------

DATES AND OBLIGATIONS; BILLING SCHEDULE

1. You will be invoiced for the amount of the Total Set-Up Fee upon our receipt from you of an executed copy of the Master Agreement with this Schedule A attached. The invoice for the Total Set-Up Fee is payable in US Dollars upon receipt. Delivery of the Custom Content will be withheld until payment of the Total Set-Up Fee is received in full.

2. You agree to make your Technical Contact (designated above) available for a phone call with one of our sales engineers for purposes of completing our technical questionnaire within three (3) business days after the date set forth in Section 1 of the Master Agreement.

3. We will deliver to you a copy of SiteWare(R) software within seven (7) business days of your completion of the technical questionnaire.

4. Your Start-Up Date is__3/1/00____. Billing for Custom Content Service Monthly Fee will begin on the earlier to occur of (i) the Start-Up Date and (ii) the date on which Custom Content is first delivered to the Web Site. You will be billed on this date on a pro-rated basis for any time remaining in the first month, and you will be billed for each subsequent month at the beginning of such month. Each invoice for the Custom Content Monthly Fee is payable in US Dollars within fifteen (15) days of the date on the invoice.

5. The Terms in this Schedule A will expire 5 calendar days after January 19, 2000.

--------------------------------------------------------------------------------
            ScreamingMedia.com, Inc. o 601 W. 26th Street, 13th Floor
            New York, NY 10001 USA o 212.691.7900 o Fax 212.691.1483